UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 2, 2010

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

452 Fifth Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

The Company is filing a Form T-1 to designate Wells Fargo Bank, National Association to act as an eligible trustee under the Subordinated Indenture, dated as of October 24, 1996 (as amended and supplemented, the “Subordinated Indenture”), by and between the Company and Deutsche Bank Trust Company Americas (as successor in interest to Bankers Trust Company), as trustee, pursuant to one or more supplemental indentures to the Subordinated Indenture to be entered into in connection with the issuance of subordinated debt securities that may be made pursuant to the Company’s effective registration statement on Form S-3 dated April 2, 2009 (Registration No. 333-158385) ..  The Form T-1 is being filed as Exhibit 25.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

25.1	Form T-1 Statement of Eligibility of Wells Fargo Bank, National Association for Subordinated Debt Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.

	By:	/s/ Mick Forde
Name: Mick Forde Title: Senior Vice President, Deputy General Counsel — Corporate and Assistant Secretary

Dated: September 2, 2010

EXHIBIT INDEX

Exhibit No.	Description
25.1	Form T-1 Statement of Eligibility of Wells Fargo Bank, National Association for Subordinated Debt Securities